WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

Effective January 22, 2024, the information below replaces similar disclosure in the Prospectus under “William Blair Emerging Markets Leaders Fund – Summary – Management.”

Portfolio Managers. Todd M. McClone and Hugo Scott-Gall, Partners of the Adviser, and Paul Birchenough and Ian Smith, Associates of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2008. Mr. Scott-Gall has co-managed the Fund since 2022. Mr. Birchenough and Mr. Smith have co-managed the Fund since 2024.

Mr. McClone will remain a co-portfolio manager of the Fund until December 31, 2024.

Effective January 22, 2024, the information below supplements similar disclosure in the Prospectus under “Management of the Funds – Portfolio Management.” Other corresponding changes are also made in that section.

Paul Birchenough, an Associate of William Blair Investment Management, LLC, has co-managed the Emerging Markets Leaders Fund since 2024. Before joining William Blair in 2024, Mr. Birchenough was a global emerging markets portfolio manager at Newton from 2020-2023. From 2011-2020, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Birchenough was a research analyst at Nevsky Capital. Before Nevsky Capital, Mr. Birchenough held various roles at KPMG, including positions in corporate finance, transaction services and audit. Education: BSc (Hons), Mathematics, Nottingham University.

Ian Smith, an Associate of William Blair Investment Management, LLC, has co-managed the Emerging Markets Leaders Fund since 2024. Before joining William Blair in 2024, Mr. Smith was a global emerging markets portfolio manager at Newton from 2020-2023. From 2012-2020, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Smith was a research analyst covering Asian financials at Matrix Group. Before Matrix Group, Mr. Smith was a research analyst covering emerging market financials at Nevsky Capital. Education: B.A., Economics and Politics, Durham University.

Dated: January 22, 2024

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.